Exhibit 99.2
FOURTH QUARTER
  AND FULL YEAR 2025
SUPPLEMENTAL DATA
DECEMBER 31, 2025

2

ABOUT PARK AND SAFE HARBOR DISCLOSURE
About Park Hotels & Resorts Inc.
Park (NYSE: PK) is one of the largest publicly-traded lodging real estate investment trusts (“REIT”) with a diverse portfolio of iconic and market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio currently consists of 34 premium-branded hotels and resorts with approximately 23,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information.
Forward-Looking Statements
This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, including the use of proceeds from Park’s $800 million senior unsecured delayed draw term loan facility (“2025 Delayed Draw Term Loan”) and the anticipated repayment and refinancing of certain of Park’s indebtedness, the completion of capital allocation priorities and expected returns on such projects, the expected repurchase of Park’s stock, the impact from macroeconomic factors (including elevated inflation and interest rates, potential economic slowdown or a recession and geopolitical conflicts or trends, including trade policy, travel barriers or changes in travel preferences for U.S. destinations, including as a result of government shutdowns), the effects of competition and the effects of future legislation, executive action or regulations, tariffs, the expected completion of anticipated dispositions, including of Park’s Non-Core hotels, and the declaration, payment and any change in amounts of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,”
“should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “hopes” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Park’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events.
All such forward-looking statements are based on current expectations of management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in
Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in Park’s filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Supplemental Financial Information
Park presents certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, FFO per share, Adjusted FFO per share, EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel
Adjusted EBITDA margin, Net Debt and Net Debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions”
section for additional information and reconciliations of such non-GAAP financial measures.

3
HILTON NEW ORLEANS RIVERSIDE
TABLE OF CONTENTS

4
WALDORF ASTORIA ORLANDO
FINANCIAL
STATEMENTS

5
HILTON WAIKOLOA VILLAGE
FINANCIAL STATEMENTS
CONSOLIDATED BALANCE SHEETS

(in millions, except share and per share data)	December 31, 2025	December 31, 2024

ASSETS
Property and equipment, net	$6,955	$7,398
Assets held for sale, net	14	—
Contract asset	—	820
Intangibles, net	41	41
Cash and cash equivalents	232	402
Restricted cash	32	38
Accounts receivable, net of allowance for doubtful accounts of $2 and $4	116	131
Prepaid expenses	60	69
Other assets	80	71
Operating lease right-of-use assets	170	191
TOTAL ASSETS (variable interest entities – $207 and $223)	$7,700	$9,161
LIABILITIES AND EQUITY
Liabilities
Debt	$3,838	$3,841
Debt associated with hotels in receivership	—	725
Accrued interest associated with hotels in receivership	—	95
Accounts payable and accrued expenses	198	226
Dividends payable	56	138
Due to hotel managers	134	138
Other liabilities	189	179
Operating lease liabilities	209	225
Total liabilities (variable interest entities – $198 and $201)	4,624	5,567
Stockholders’ Equity
Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 200,938,658 shares issued and 199,901,086 shares outstanding as of December 31, 2025 and 203,407,320 shares issued and 202,553,194 shares outstanding as of December 31, 2024	2	2
Additional paid-in capital	4,031	4,063
Accumulated deficit	(902)	(420)
Total stockholders’ equity	3,131	3,645
Noncontrolling interests	(55)	(51)
Total equity	3,076	3,594
TOTAL LIABILITIES AND EQUITY	$7,700	$9,161

6
HILTON WAIKOLOA VILLAGE
FINANCIAL STATEMENTS
CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in millions, except per share data)	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Revenues
Rooms	$371	$376	$1,505	$1,569
Food and beverage	173	167	685	688
Ancillary hotel	61	60	259	256
Other	24	22	92	86
Total revenues	629	625	2,541	2,599

Operating expenses
Rooms	100	105	411	419
Food and beverage	121	118	478	474
Other departmental and support	145	151	596	605
Other property	53	57	216	231
Management fees	30	32	118	125
Impairment and casualty loss	249	1	319	14
Depreciation and amortization	67	65	336	257
Corporate general and administrative	18	17	72	69
Other	21	20	88	82
Total expenses	804	566	2,634	2,276

Gain on sale of assets, net	1	8	2	8
Gain on derecognition of assets	10	16	58	60

Operating (loss) income	(164)	83	(33)	391

Interest income	2	5	10	21
Interest expense	(51)	(53)	(209)	(214)
Interest expense associated with hotels in receivership	(10)	(16)	(58)	(60)
Equity in earnings from investments in affiliates	2	2	4	31
Other gain (loss), net	16	—	16	(4)

(Loss) income before income taxes	(205)	21	(270)	165
Income tax benefit (expense)	1	52	(7)	61
Net (loss) income	(204)	73	(277)	226
Net income attributable to noncontrolling interests	(1)	(7)	(6)	(14)
Net (loss) income attributable to stockholders	$(205)	$66	$(283)	$212

(Loss) earnings per share:
(Loss) earnings per share – Basic	$(1.04)	$0.32	$(1.43)	$1.02
(Loss) earnings per share – Diluted	$(1.04)	$0.32	$(1.43)	$1.01

Weighted average shares outstanding – Basic	199	204	199	207
Weighted average shares outstanding – Diluted	199	206	199	209

7
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY
FINANCIAL
INFORMATION

8
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
EBITDA AND ADJUSTED EBITDA

(unaudited, in millions)	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Net (loss) income	$(204)	$73	$(277)	$226
Depreciation and amortization expense	67	65	336	257
Interest income	(2)	(5)	(10)	(21)
Interest expense	51	53	209	214
Interest expense associated with hotels in receivership(1)	10	16	58	60
Income tax (benefit) expense	(1)	(52)	7	(61)
Interest income and expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	1	1	7	10
EBITDA	(78)	151	330	685
Gain on sale of assets, net(2)	(17)	(8)	(18)	(27)
Gain on derecognition of assets(1)	(10)	(16)	(58)	(60)
Share-based compensation expense	5	5	19	19
Impairment and casualty loss	249	1	319	14
Other items	3	5	17	21
Adjusted EBITDA	$152	$138	$609	$652
_____________________________________
(1)For the three months and years ended December 31, 2025 and 2024, represents accrued interest expense associated with the default of the $725 million non-recourse CMBS loan (“SF Mortgage
Loan”), which was offset by a gain on derecognition for the corresponding increase of the contract asset on the consolidated balance sheets. The SF Mortgage Loan was assumed by the buyer of the
1,921-room Hilton San Francisco Union Square and the 1,024-room Parc 55 San Francisco – a Hilton Hotel (collectively, the “Hilton San Francisco Hotels”), which were sold by the court-appointed receiver on November 21, 2025.
(2)For the three months and year ended December 31, 2025, includes a gain of $16 million on the sale of Park’s ownership interest in the Capital Hilton included in other gain (loss), net. For the year ended December 31, 2024, includes a gain of $19 million on the sale of the Hilton La Jolla Torrey Pines included in equity in earnings from investments in affiliates.

9
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
COMPARABLE AND CORE HOTEL ADJUSTED EBITDA, HOTEL REVENUES AND
HOTEL ADJUSTED EBITDA MARGIN

(unaudited, dollars in millions)	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Adjusted EBITDA	$152	$138	$609	$652
Less: Adjusted EBITDA from investments in affiliates	(3)	(4)	(19)	(23)
Add: All other(1)	12	13	54	54
Hotel Adjusted EBITDA	161	147	644	683
Less: Adjusted EBITDA from hotels disposed of	—	—	—	(3)
Comparable Hotel Adjusted EBITDA	161	147	644	680
Less: Adjusted EBITDA from Non-Core hotels	(10)	(13)	(58)	(77)
Core Hotel Adjusted EBITDA	$151	$134	$586	$603

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Total Revenues	$629	$625	$2,541	$2,599
Less: Other revenue	(24)	(22)	(92)	(86)
Less: Revenues from hotels disposed of	—	(10)	(16)	(58)
Comparable Hotel Revenues	605	593	2,433	2,455
Less: Hotel Revenues from Non-Core hotels	(100)	(108)	(427)	(446)
Core Hotel Revenues	$505	$485	$2,006	$2,009

	Three Months Ended December 31,			Year Ended December 31,
	2025	2024	Change(2)	2025	2024	Change(2)
Total Revenues	$629	$625	0.7%	$2,541	$2,599	(2.2)%
Operating (loss) income	$(164)	$83	(296.5)%	$(33)	$391	(108.4)%
Operating (loss) income margin(2)	(26.0)%	13.3%	(3,930) bps	(1.3)%	15.0%	(1,630) bps

Comparable Hotel Revenues	$605	$593	2.2%	$2,433	$2,455	(0.9)%
Comparable Hotel Adjusted EBITDA	$161	$147	9.3%	$644	$680	(5.4)%
Comparable Hotel Adjusted EBITDA margin(2)	26.6%	24.9%	170 bps	26.5%	27.8%	(130) bps

Core Hotel Revenues	$505	$485	4.3%	$2,006	$2,009	(0.1)%
Core Hotel Adjusted EBITDA	$151	$134	13.1%	$586	$603	(3.0)%
Core Hotel Adjusted EBITDA margin(2)	29.9%	27.6%	230 bps	29.2%	30.1%	(90) bps
______________________________________________________________
(1)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the consolidated statements of operations.
(2)Percentages are calculated based on unrounded numbers.

10
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
COMPARABLE, CORE AND NON-CORE HOTEL ADJUSTED EBITDA

(dollars in millions)	Year Ended December 31, 2025
	Total	Core Hotels	Non-Core Hotels

Rooms	$1,505	$1,201	$304
Food and beverage	685	578	107
Ancillary hotel	259	227	32
Total hotel revenues	2,449	2,006	443

Less:
Rooms expense	411	318	93
Food and beverage expense	478	398	80
Other departmental and support expense	596	452	144
Management fees	118	100	18
Other property expenses(1)	202	152	50
Total hotel expenses	1,805	1,420	385

Comparable Hotel Adjusted EBITDA	$644	$586	$58
______________________________________________________________
(1)Total other property expenses primarily include real and personal property taxes, other local taxes, ground rent, equipment rent and property insurance incurred in the normal course of business and excludes $14 million of other items that management believes are not representative of the Company’s operating performance, primarily non-income taxes on TRS leases, which are included in other property expenses in the consolidated statements of operations.

11
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
NAREIT FFO AND ADJUSTED FFO

(unaudited, in millions, except per share data)	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Net (loss) income attributable to stockholders	$(205)	$66	$(283)	$212
Depreciation and amortization expense	67	65	336	257
Depreciation and amortization expense attributable to noncontrolling interests	—	(1)	(3)	(4)
Gain on sales of assets, net(1)	(17)	(8)	(18)	(27)
Gain on sale of assets, net, attributable to noncontrolling interests	—	5	—	5
Gain on derecognition of assets(2)	(10)	(16)	(58)	(60)
Impairment loss	248	—	318	12
Equity investment adjustments:
Equity in earnings from investments in affiliates(3)	(2)	(2)	(4)	(12)
Pro rata FFO of investments in affiliates	2	2	7	16
Nareit FFO attributable to stockholders	83	111	295	399
Share-based compensation expense	5	5	19	19
Interest expense associated with hotels in receivership(2)	10	16	58	60
Release of deferred tax valuation allowance	—	(54)	—	(54)
Other items	5	2	22	6
Adjusted FFO attributable to stockholders	$103	$80	$394	$430
Nareit FFO per share – Diluted(4)	$0.42	$0.54	$1.47	$1.91
Adjusted FFO per share – Diluted(4)	$0.51	$0.39	$1.97	$2.06
Weighted average shares outstanding – Diluted(5)	200	206	200	209
__________________________________________________________________________
(1)For the three months and the year ended December 31, 2025, includes a gain of $16 million on the sale of Park’s ownership interest in the Capital Hilton included in other gain (loss), net. For the year ended December 31, 2024, includes a gain of $19 million on the sale of the Hilton La Jolla Torrey Pines included in equity in earnings from investments in affiliates.
(2)For the three months and years ended December 31, 2025 and 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the consolidated balance sheets. The SF Mortgage Loan was assumed by the buyer of the Hilton San Francisco Hotels, which were sold by the court-appointed receiver on November 21, 2025.
(3)For the year ended December 31, 2024, the gain of $19 million on the sale of the Hilton La Jolla Torrey Pines is presented within gain on sale of assets, net above.
(4)Per share amounts are calculated based on unrounded numbers.
(5)Derived from Park’s earnings per share calculations for each period presented; for shares outstanding as of December 31, 2025, see page 5.

12
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
GENERAL AND ADMINISTRATIVE EXPENSES

(unaudited, in millions)	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Corporate general and administrative expenses	$18	$17	$72	$69
Less:
Share-based compensation expense	5	5	19	19
Other corporate expenses	2	1	5	4
G&A, excluding expenses not included in Adjusted EBITDA	$11	$11	$48	$46

13
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
NET DEBT AND NET DEBT TO CURRENT ADJUSTED EBITDA RATIO

(unaudited, in millions)
	December 31, 2025	December 31, 2024
Debt	$3,838	$3,841
Add: unamortized deferred financing costs and discount	18	24
Debt, excluding unamortized deferred financing cost, premiums and discounts	3,856	3,865
Add: Park’s share of unconsolidated affiliates debt, excluding unamortized deferred financing costs	129	157
Less: cash and cash equivalents	(232)	(402)
Less: restricted cash	(32)	(38)
Net Debt	$3,721	$3,582
Full-Year Current Adjusted EBITDA(1)	$605	$639
Net Debt to Full-Year Current Adjusted EBITDA ratio	6.15x	5.61x
_____________________________________
(1)See pages 30 and 31 for full-year Current Adjusted EBITDA as of December 31, 2025 and December 31, 2024, respectively.

14
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND
ASSUMPTIONS

15
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND ASSUMPTIONS
FULL-YEAR 2026 OUTLOOK

Park expects full-year 2026 operating results to be as follows:

(unaudited, dollars in millions, except per share amounts and RevPAR)
	Full-Year 2026 Outlook as of February 19, 2026
Metric	Low	High

RevPAR	$190	$194
RevPAR change vs. 2025	0.0%	2.0%

Net income	$69	$99
Net income attributable to stockholders	$62	$92
Earnings per share – Diluted(1)	$0.31	$0.46

Adjusted EBITDA	$580	$610
Adjusted FFO per share – Diluted(1)	$1.73	$1.89
__________________________________________________________________________
(1)Amounts are calculated based on unrounded numbers.
Park’s outlook is based in part on the following assumptions:
•Includes the impact of renovations at the Royal Palm South Beach Miami, a Tribute Portfolio Resort (“Royal Palm”) of 30 basis points to RevPAR growth;
•Includes approximately $9 million of incremental interest expense from the expected refinancing of $1.4 billion of mortgage debt maturing in 2026;
•Operating expenses for Park’s hotels are expected to increase 2% to 3%;
•Fully diluted weighted average shares for the full-year 2026 of 201 million; and
•Park’s Current portfolio as of February 19, 2026 and does not take into account potential future acquisitions, dispositions or any financing transactions, except as noted above, which could result in a material change to Park’s outlook.
Park’s full-year 2026 outlook is based on several factors, many of which are outside the Company’s control, including uncertainty surrounding macroeconomic factors, such as inflation, changes in interest rates and the possibility of an economic recession or slowdown, as well as the assumptions set forth above, all of which are subject to change. Additionally, Park’s full-year 2026 outlook does not include assumptions around the incremental impact of tariff announcements (including any foreign tariffs announced in response to changes in U.S. trade policy), changes in travel patterns to or in the U.S. as a result of disapproval of U.S. foreign or domestic policy, or government shutdowns as the net effect of such announcements or events cannot be ascertained or quantified at this time.

16
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND ASSUMPTIONS
EBITDA AND ADJUSTED EBITDA

	Year Ending
(unaudited, in millions)	December 31, 2026
	Low Case	High Case
Net income	$69	$99
Depreciation and amortization expense	254	254
Interest income	(6)	(6)
Interest expense	218	218
Income tax expense	8	8
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	2	2
EBITDA	545	575
Share-based compensation expense	19	19
Other items	16	16
Adjusted EBITDA	$580	$610

17
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND ASSUMPTIONS
NAREIT FFO AND ADJUSTED FFO

	Year Ending
(unaudited, in millions except per share data)	December 31, 2026
	Low Case	High Case
Net income attributable to stockholders	$62	$92
Depreciation and amortization expense	254	254
Depreciation and amortization expense attributable to noncontrolling interests	(3)	(3)
Equity investment adjustments:
Equity in earnings from investments in affiliates	(5)	(5)
Pro rata FFO of equity investments	5	5
Nareit FFO attributable to stockholders	313	343
Share-based compensation expense	19	19
Other items	16	18
Adjusted FFO attributable to stockholders	$348	$380
Adjusted FFO per share – Diluted(1)	$1.73	$1.89
Weighted average diluted shares outstanding	201	201
_____________________________________
(1)Per share amounts are calculated based on unrounded numbers.

18
HILTON WAIKOLOA VILLAGE
PORTFOLIO
AND
OPERATING
METRICS

19
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
CURRENT HOTEL PORTFOLIO AS OF FEBRUARY 19, 2026

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Core Hotels
Hilton Hawaiian Village Waikiki Beach Resort	2,872	Hawaii	150,000	Fee Simple	100%	$1,275
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	New Orleans	158,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Signia by Hilton Orlando Bonnet Creek	1,009	Orlando	234,000	Fee Simple	100%	—
Hilton Waikoloa Village	661	Hawaii	241,000	Fee Simple	100%	—
Caribe Hilton	652	Puerto Rico	65,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	36,000	Fee Simple	100%	—
Hilton Denver City Center	613	Denver	50,000	Fee Simple	100%	$51
Hilton Boston Logan Airport	604	Boston	30,000	Leasehold	100%	—
Hyatt Regency Boston	502	Boston	30,000	Fee Simple	100%	$121
Waldorf Astoria Orlando	502	Orlando	121,000	Fee Simple	100%	—
Hilton McLean Tysons Corner	458	Washington, D.C.	28,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	Southern California	24,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	Miami	11,000	Fee Simple	100%	—
Hilton Santa Barbara Beachfront Resort	360	Southern California	62,000	Fee Simple	50%	$153
JW Marriott San Francisco Union Square	344	San Francisco	12,000	Leasehold	100%	—
Casa Marina Key West, Curio Collection	311	Key West	53,000	Fee Simple	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Other U.S.	5,000	Fee Simple	100%	—
The Reach Key West, Curio Collection	150	Key West	18,000	Fee Simple	100%	—
Total Core Hotels (20 Hotels)	15,764		1,713,000			$1,600

20
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
CURRENT HOTEL PORTFOLIO AS OF FEBRUARY 19, 2026 (CONTINUED)

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt(1) (in millions)
Non-Core Hotels
Hilton Orlando Lake Buena Vista	814	Orlando	87,000	Leasehold	100%	—
The Wade(2)	520	Chicago	21,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Other U.S.	48,000	Fee Simple	100%	—
Hilton Salt Lake City Center	500	Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	Southern California	27,000	Fee Simple	67%	$30
Boston Marriott Newton	430	Boston	35,000	Fee Simple	100%	—
The Midland Hotel, a Tribute Portfolio Hotel(3)	403	Chicago	13,000	Fee Simple	100%	—
Hilton Seattle Airport & Conference Center	396	Seattle	40,000	Leasehold	100%	—
Hilton Short Hills	314	Other U.S.	22,000	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	Southern California	35,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Durango	159	Other U.S.	7,000	Leasehold	100%	—
Total Non-Core Hotels (12 Hotels)	5,085		361,000			$30

Unconsolidated Joint Ventures
Hilton Orlando(4)	1,424	Orlando	236,000	Fee Simple	20%	$105
Embassy Suites Alexandria Old Town	288	Washington, D.C.	11,000	Fee Simple	50%	$24
Total Unconsolidated Joint Ventures (2 Hotels)	1,712		247,000			$129

Grand Total (34 Hotels)	22,561		2,321,000			$1,759
_____________________________________
(1)Debt related to unconsolidated joint ventures is presented on a pro-rata basis.
(2)In February 2025, the W Chicago – Lakeshore was converted to The Wade.
(3)In January 2025, the W Chicago – City Center was converted to The Midland Hotel, a Tribute Portfolio Hotel.
(4)Included in Park’s Core portfolio.

21
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
COMPARABLE, CORE AND NON-CORE HOTELS: Q4 2025 VS Q4 2024

	(unaudited)	ADR			Occupancy			RevPAR			Total RevPAR
		4Q25	4Q24	Change(1)	4Q25	4Q24	Change	4Q25	4Q24	Change(1)	4Q25	4Q24	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$292.14	$292.16	—%	79.8%	65.7%	14.1% pts	$233.15	$191.95	21.5%	$379.44	$304.75	24.5%
2	Hilton Waikoloa Village	327.37	315.62	3.7	55.6	64.9	(9.3)	181.92	204.87	(11.2)	408.66	458.38	(10.8)
3	Signia by Hilton Orlando Bonnet Creek	232.27	233.98	(0.7)	77.2	71.5	5.7	179.38	167.44	7.1	455.90	413.62	10.2
4	Waldorf Astoria Orlando	441.07	402.33	9.6	79.9	79.7	0.2	352.55	320.96	9.8	609.31	556.06	9.6
5	New York Hilton Midtown	412.83	402.05	2.7	94.4	90.7	3.7	389.69	364.48	6.9	569.57	554.00	2.8
6	Hilton New Orleans Riverside	205.57	221.16	(7.0)	62.2	59.5	2.7	127.93	131.69	(2.9)	240.55	246.80	(2.5)
7	Caribe Hilton	287.09	298.30	(3.8)	77.1	71.3	5.8	221.44	212.90	4.0	371.93	355.90	4.5
8	Hilton Boston Logan Airport	248.46	250.25	(0.7)	89.2	86.7	2.5	221.74	217.05	2.2	276.94	269.11	2.9
9	Hyatt Regency Boston	272.70	264.37	3.1	81.3	86.3	(5.0)	221.69	228.11	(2.8)	277.83	286.72	(3.1)
10	Hilton Santa Barbara Beachfront Resort	306.18	307.48	(0.4)	66.5	65.1	1.4	203.50	199.92	1.8	337.18	331.02	1.9
11	Hyatt Regency Mission Bay Spa and Marina	206.17	212.02	(2.8)	69.4	72.4	(3.0)	143.09	153.44	(6.7)	279.58	276.72	1.0
12	Casa Marina Key West, Curio Collection	524.67	562.09	(6.7)	80.9	74.4	6.5	424.29	417.97	1.5	692.51	651.25	6.3
13	The Reach Key West, Curio Collection	459.75	491.67	(6.5)	79.6	70.4	9.2	365.80	345.74	5.8	545.96	532.41	2.5
14	Hilton Chicago	221.12	224.74	(1.6)	66.0	61.4	4.6	145.99	137.96	5.8	260.58	238.55	9.2
15	Hilton Denver City Center	179.30	177.98	0.7	62.2	56.8	5.4	111.50	101.05	10.3	160.60	150.24	6.9
16	Royal Palm South Beach Miami(2)	—	257.11	(100.0)	—	76.8	(76.8)	—	197.44	(100.0)	—	259.28	(100.0)
17	DoubleTree Hotel Washington DC – Crystal City	180.90	183.74	(1.5)	55.0	65.3	(10.3)	99.56	120.05	(17.1)	140.45	162.67	(13.7)
18	Hilton McLean Tysons Corner	227.33	211.44	7.5	54.8	64.6	(9.8)	124.68	136.60	(8.7)	237.69	246.88	(3.7)
19	JW Marriott San Francisco Union Square	317.46	250.84	26.6	64.3	81.1	(16.8)	204.24	203.55	0.3	259.64	253.24	2.5
20	Juniper Hotel Cupertino, Curio Collection	193.99	203.13	(4.5)	68.0	67.6	0.4	131.83	137.16	(3.9)	155.38	158.84	(2.2)
	Total Core Hotels (20 Hotels)	291.68	287.98	1.3	72.0	70.7	1.3	210.15	203.73	3.2	348.72	334.65	4.2

	Total Non-Core Hotels (15 Hotels)(3)	173.84	182.17	(4.6)	65.6	68.7	(3.1)	114.11	125.23	(8.9)	170.76	184.43	(7.4)
	Total Comparable Hotels (35 Hotels)	$259.95	$258.10	0.7%	70.2%	70.2%	—% pts	$182.49	$181.10	0.8%	$297.47	$291.35	2.1%
_____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.
(3)Includes the DoubleTree Hotel Sonoma Wine Country and the DoubleTree Hotel Seattle Airport, which were surrendered to the ground lessor upon expiration of its ground leases on December 31, 2025, and the hotel sold in 2026.

22
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
COMPARABLE, CORE AND NON-CORE HOTELS: Q4 2025 VS Q4 2024 (CONTINUED)

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		4Q25	4Q24	Change(1)	4Q25	4Q24	Change(1)	4Q25	4Q24	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$34	$18	93.6%	$100	$80	25.0%	33.9%	21.9%	1,200	bps
2	Hilton Waikoloa Village	5	8	(33.4)	25	27	(10.0)	22.0	29.7	(770)
3	Signia by Hilton Orlando Bonnet Creek	16	14	14.6	42	38	10.2	36.8	35.4	140
4	Waldorf Astoria Orlando	10	8	15.2	28	26	9.6	36.2	34.4	180
5	New York Hilton Midtown	30	28	8.6	98	96	2.8	30.7	29.1	160
6	Hilton New Orleans Riverside	13	13	(3.0)	36	37	(2.5)	35.5	35.7	(20)
7	Caribe Hilton	5	5	5.8	22	22	4.5	24.2	23.9	30
8	Hilton Boston Logan Airport	3	3	(27.0)	15	15	2.9	18.5	26.1	(760)
9	Hyatt Regency Boston	4	4	6.6	13	13	(3.1)	30.9	28.1	280
10	Hilton Santa Barbara Beachfront Resort	5	4	4.4	11	11	1.9	41.5	40.5	100
11	Hyatt Regency Mission Bay Spa and Marina	1	2	(4.3)	11	11	1.0	14.4	15.2	(80)
12	Casa Marina Key West, Curio Collection	9	8	13.0	20	19	6.3	44.3	41.7	260
13	The Reach Key West, Curio Collection	3	2	5.0	8	7	2.5	37.8	36.9	90
14	Hilton Chicago	8	5	57.4	37	34	9.2	22.2	15.4	680
15	Hilton Denver City Center	2	3	(6.8)	9	8	6.9	27.4	31.4	(400)
16	Royal Palm South Beach Miami(2)	(1)	3	(143.4)	—	9	(100.0)	—	31.3	(3,130)
17	DoubleTree Hotel Washington DC – Crystal City	1	2	(45.6)	8	9	(13.7)	12.3	19.5	(720)
18	Hilton McLean Tysons Corner	2	3	(2.0)	10	11	(3.7)	22.3	21.9	40
19	JW Marriott San Francisco Union Square	—	—	68.7	8	8	2.5	(1.2)	(3.9)	270
20	Juniper Hotel Cupertino, Curio Collection	1	1	(23.1)	4	4	(2.2)	17.0	21.6	(460)
	Total Core Hotels (20 Hotels)	151	134	13.1	505	485	4.3	29.9	27.6	230

	Total Non-Core Hotels (15 Hotels)(3)	10	13	(28.0)	100	108	(7.4)	9.8	12.6	(280)
	Total Comparable Hotels (35 Hotels)	$161	$147	9.3%	$605	$593	2.2%	26.6%	24.9%	170	bps
_____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.
(3)Includes the DoubleTree Hotel Sonoma Wine Country and the DoubleTree Hotel Seattle Airport, which were surrendered to the ground lessor upon expiration of its ground leases on December 31, 2025, and the hotel sold in 2026.

23
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
COMPARABLE, CORE AND NON-CORE HOTELS: Full-Year 2025 VS Full-Year 2024

	(unaudited)	ADR			Occupancy			RevPAR			Total RevPAR
		2025	2024	Change(1)	2025	2024	Change	2025	2024	Change(1)	2025	2024	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$294.10	$303.95	(3.2)%	80.9%	84.1%	(3.2)% pts	$238.05	$255.69	(6.9)%	$386.52	$406.39	(4.9)%
2	Hilton Waikoloa Village	320.74	321.28	(0.2)	67.3	74.7	(7.4)	216.01	240.12	(10.0)	492.51	524.91	(6.2)
3	Signia by Hilton Orlando Bonnet Creek	237.86	233.06	2.1	73.9	72.8	1.1	175.90	169.71	3.6	469.55	433.00	8.4
4	Waldorf Astoria Orlando	409.02	383.24	6.7	73.2	66.3	6.9	299.27	254.15	17.8	554.43	477.56	16.1
5	New York Hilton Midtown	338.99	322.03	5.3	86.7	86.3	0.4	293.93	277.92	5.8	451.00	434.48	3.8
6	Hilton New Orleans Riverside	213.97	210.65	1.6	64.2	66.3	(2.1)	137.37	139.64	(1.6)	254.07	253.71	0.1
7	Caribe Hilton	286.82	302.02	(5.0)	86.4	74.5	11.9	247.94	225.25	10.1	385.01	351.76	9.5
8	Hilton Boston Logan Airport	255.61	258.15	(1.0)	91.7	91.3	0.4	234.35	235.72	(0.6)	288.73	290.82	(0.7)
9	Hyatt Regency Boston	275.49	273.73	0.6	83.8	85.3	(1.5)	230.91	233.65	(1.2)	284.72	293.92	(3.1)
10	Hilton Santa Barbara Beachfront Resort	324.04	331.55	(2.3)	69.4	72.0	(2.6)	224.78	238.55	(5.8)	365.21	375.12	(2.6)
11	Hyatt Regency Mission Bay Spa and Marina	234.26	244.85	(4.3)	77.6	78.4	(0.8)	181.87	192.02	(5.3)	329.91	337.25	(2.2)
12	Casa Marina Key West, Curio Collection	537.75	555.92	(3.3)	81.4	74.7	6.7	437.68	415.20	5.4	696.26	638.29	9.1
13	The Reach Key West, Curio Collection	474.45	512.03	(7.3)	80.7	75.2	5.5	382.85	384.93	(0.5)	586.63	579.21	1.3
14	Hilton Chicago	215.27	214.93	0.2	66.2	64.5	1.7	142.45	138.68	2.7	248.81	241.92	2.8
15	Hilton Denver City Center	180.94	190.84	(5.2)	69.5	66.0	3.5	125.68	125.97	(0.2)	186.49	189.31	(1.5)
16	Royal Palm South Beach Miami(2)	342.29	264.69	29.3	29.0	80.1	(51.1)	99.13	211.82	(53.2)	127.33	279.24	(54.4)
17	DoubleTree Hotel Washington DC – Crystal City	187.36	184.99	1.3	67.3	74.1	(6.8)	126.10	137.14	(8.0)	171.18	186.04	(8.0)
18	Hilton McLean Tysons Corner	215.71	205.96	4.7	64.2	69.4	(5.2)	138.56	143.10	(3.2)	225.89	234.14	(3.5)
19	JW Marriott San Francisco Union Square	341.89	301.10	13.5	68.4	71.7	(3.3)	234.01	215.92	8.4	304.91	282.50	7.9
20	Juniper Hotel Cupertino, Curio Collection	201.81	200.25	0.8	69.0	71.9	(2.9)	139.21	144.03	(3.3)	158.12	163.12	(3.1)
	Total Core Hotels (20 Hotels)	280.84	278.12	1.0	74.4	76.1	(1.7)	208.85	211.58	(1.3)	348.52	348.43	—

	Total Non-Core Hotels (15 Hotels)(3)	183.26	188.10	(2.6)	68.8	70.4	(1.6)	126.04	132.35	(4.8)	184.46	191.95	(3.9)
	Total Comparable Hotels (35 Hotels)	$254.27	$253.59	0.3%	72.8%	74.5%	(1.7)% pts	$185.00	$188.75	(2.0)%	$301.27	$303.33	(0.7)%
_____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.
(3)Includes the DoubleTree Hotel Sonoma Wine Country and the DoubleTree Hotel Seattle Airport, which were surrendered to the ground lessor upon expiration of its ground leases on December 31, 2025, and the hotel sold in 2026.

24
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
COMPARABLE, CORE AND NON-CORE HOTELS: Full-Year 2025 VS Full-Year 2024
(CONTINUED)

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		2025	2024	Change(1)	2025	2024	Change(1)	2025	2024	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort(2)	$142	$161	(11.9)%	$405	$425	(4.8)%	35.0%	37.8%	(280)	bps
2	Hilton Waikoloa Village(2)	33	41	(19.7)	117	124	(5.6)	27.9	32.8	(490)
3	Signia by Hilton Orlando Bonnet Creek	65	57	13.9	173	160	8.1	37.5	35.6	190
4	Waldorf Astoria Orlando	32	25	27.4	102	88	15.8	31.5	28.6	290
5	New York Hilton Midtown	58	53	10.6	309	299	3.5	18.8	17.6	120
6	Hilton New Orleans Riverside	54	52	3.6	150	151	(0.1)	35.7	34.4	130
7	Caribe Hilton	25	22	14.5	92	84	9.2	27.3	26.0	130
8	Hilton Boston Logan Airport (3)	16	20	(17.7)	64	64	(1.0)	25.7	30.9	(520)
9	Hyatt Regency Boston(3)	18	21	(15.9)	52	54	(3.4)	33.6	38.6	(500)
10	Hilton Santa Barbara Beachfront Resort	21	22	(6.5)	48	49	(2.9)	42.9	44.5	(160)
11	Hyatt Regency Mission Bay Spa and Marina	11	12	(10.1)	53	54	(2.4)	21.3	23.1	(180)
12	Casa Marina Key West, Curio Collection	34	30	13.3	79	73	8.8	43.0	41.3	170
13	The Reach Key West, Curio Collection	12	12	2.4	32	32	1.0	37.9	37.4	50
14	Hilton Chicago	25	22	17.0	140	137	2.6	18.1	15.9	220
15	Hilton Denver City Center	13	15	(9.2)	42	42	(1.8)	32.0	34.6	(260)
16	Royal Palm South Beach Miami(4)	5	14	(66.9)	19	41	(54.5)	25.9	35.6	(970)
17	DoubleTree Hotel Washington DC – Crystal City	8	11	(29.0)	39	43	(8.2)	21.0	27.1	(610)
18	Hilton McLean Tysons Corner	7	8	(18.4)	38	39	(3.8)	18.4	21.7	(330)
19	JW Marriott San Francisco Union Square	5	2	89.2	38	36	7.6	11.9	6.8	510
20	Juniper Hotel Cupertino, Curio Collection	2	3	(24.8)	14	14	(3.3)	18.7	24.1	(540)
	Total Core Hotels (20 Hotels)	586	603	(3.0)	2,006	2,009	(0.1)	29.2	30.1	(90)

	Total Non-Core Hotels (15 Hotels)(5)	58	77	(24.2)	427	446	(4.2)	13.5	17.1	(360)
	Total Comparable Hotels (35 Hotels)	$644	$680	(5.4)%	$2,433	$2,455	(0.9)%	26.5%	27.8%	(130)	bps
_____________________________________
(1)Calculated based on unrounded numbers.
(2)During Q1 2024, Park’s Hawaii hotels benefited from a state unemployment tax refund of approximately $4 million.
(3)During Q1 2024, Park’s Boston hotels benefited from a $5 million grant received from the Massachusetts Growth Capital Corporation’s Hotel & Motel Relief Grant Program.
(4)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.
(5)Includes the DoubleTree Hotel Sonoma Wine Country and the DoubleTree Hotel Seattle Airport, which were surrendered to the ground lessor upon expiration of its ground leases on December 31, 2025, and the hotel sold in 2026.

25
HILTON DENVER CITY CENTER
PROPERTIES
ACQUIRED AND
SOLD

26
HILTON DENVER CITY CENTER
PROPERTIES ACQUIRED AND SOLD

TOTAL ACQUISITIONS
Year	Number of Hotels	Room Count	Total Consideration
			(in millions)

2019	18	5,981	$2,500.0

	18	5,981	$2,500.0

TOTAL SALES
Year	Number of Hotels	Room Count	Gross Proceeds(1)
			(in millions)

2018	13	3,193	$519.0
2019	8	2,597	496.9
2020	2	700	207.9
2021	5	1,042	476.6
2022	7	2,207	316.9
2023	1	508	118.3
2024	2	769	76.3
2025	2	875	120.0
2026	1	193	12.5

	41(2)	12,084	$2,344.4
____________________________________
(1)Gross proceeds from the sale of joint ventures represent Park’s pro-rata share.
(2)To date, Park has sold its interest in 41 hotels. In addition, eight other properties were subject to ground leases that either expired or were terminated by Park or the landlord, and consequently turned over to the landlord. Further, the two Hilton San Francisco Hotels, which were placed into receivership in October 2023, were sold by the court-appointed receiver in
November 2025.

27
HILTON DENVER CITY CENTER
PROPERTIES ACQUIRED AND SOLD
NON-CORE DISPOSITION INITIATIVE - STATUS SINCE JANUARY 1, 2026

(unaudited, dollars in millions)

Status	# of Hotels	Room Count	2025 Hotel Adjusted EBITDA(1)
Sold in 2026	1	193	$1
Remaining Non-Core Hotels To Be Sold	10	4,414	$44
Remaining Safehold Leases(2)	3	959	$16
Total	14	5,566	$61
____________________________________
(1)Includes Park’s share from its Non-Core unconsolidated joint venture.
(2)Timing for the disposition of the Hilton Salt Lake City Center, DoubleTree Hotel San Diego - Mission Valley and DoubleTree Hotel Durango cannot be determined given ongoing litigation.

28
SIGNIA BY HILTON ORLANDO BONNET CREEK
CURRENT
SUPPLEMENTARY
FINANCIAL
INFORMATION

29
SIGNIA BY HILTON ORLANDO BONNET CREEK
CURRENT SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL CURRENT FULL-YEAR HOTEL METRICS

	Three Months Ended				Full-Year
(unaudited, dollars in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2025	2025	2025	2025	2025
Current RevPAR(1)	$185.44	$201.93	$183.32	$189.04	$189.92
Current Occupancy	70.0%	77.0%	74.3%	71.1%	73.1%
Current ADR	$265.02	$262.10	$246.84	$265.99	$259.83

Total Revenues	$630	$672	$610	$629	$2,541
Operating income (loss)	$7	$65	$59	$(164)	$(33)
Operating income (loss) margin(2)	1.1%	9.6%	9.7%	(26.0)%	(1.3)%

Current Hotel Revenues (in millions)	$587	$624	$563	$593	$2,367
Current Hotel Adjusted EBITDA (in millions)	$153	$189	$139	$163	$644
Current Hotel Adjusted EBITDA margin(2)	26.1%	30.3%	24.6%	27.5%	27.2%

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2024	2024	2024	2024	2024
Current RevPAR	$186.64	$204.65	$195.51	$186.67	$193.35
Current Occupancy	72.1%	77.6%	78.0%	70.5%	74.5%
Current ADR	$258.90	$263.60	$250.72	$264.87	$259.39

Total Revenues	$639	$686	$649	$625	$2,599
Operating income	$92	$121	$95	$83	$391
Operating income margin(2)	14.5%	17.5%	14.6%	13.3%	15.0%

Current Hotel Revenues (in millions)	$589	$627	$589	$578	$2,383
Current Hotel Adjusted EBITDA (in millions)	$169	$195	$164	$149	$677
Current Hotel Adjusted EBITDA margin(2)	28.8%	31.0%	27.8%	25.8%	28.4%
________________________________________
(1)Current RevPAR, excluding the Royal Palm, which suspended operations in mid-May 2025 for a comprehensive renovation, increased 3.3% for the three months ended December 31, 2025 and decreased (0.7)% for the full-year ended December 31, 2025 compared to the same periods in 2024.
(2)Percentages are calculated based on unrounded numbers.

30
SIGNIA BY HILTON ORLANDO BONNET CREEK
CURRENT SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL CURRENT HOTEL ADJUSTED EBITDA – FULL-YEAR 2025

	Three Months Ended				Full-Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2025	2025	2025	2025	2025
Net loss	$(57)	$(2)	$(14)	$(204)	$(277)
Depreciation and amortization expense	69	122	78	67	336
Interest income	(3)	(2)	(3)	(2)	(10)
Interest expense	52	53	53	51	209
Interest expense associated with hotels in receivership(1)	16	16	16	10	58
Income tax expense (benefit)	1	1	6	(1)	7
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	2	2	2	1	7
EBITDA	80	190	138	(78)	330
Gain on sales of assets, net(2)	—	(1)	—	(17)	(18)
Gain on derecognition of assets(1)	(16)	(16)	(16)	(10)	(58)
Share-based compensation expense	4	5	5	5	19
Impairment and casualty loss	70	—	—	249	319
Other items	6	5	3	3	17
Adjusted EBITDA	144	183	130	152	609
Less: Adjusted EBITDA from hotels disposed of	2	(2)	(2)	2	—
Less: Adjusted EBITDA from investments in affiliates disposed of	(1)	(2)	—	(1)	(4)
Current Adjusted EBITDA	145	179	128	153	605
Less: Adjusted EBITDA from investments in affiliates	(7)	(3)	(3)	(2)	(15)
Add: All other(3)	15	13	14	12	54
Current Hotel Adjusted EBITDA	$153	$189	$139	$163	$644
_____________________________________
(1)Represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the consolidated balance sheets. The SF Mortgage Loan was assumed by the buyer of the Hilton San Francisco Hotels, which were sold by the court-appointed receiver on November 21, 2025.
(2)For the three months and year ended December 31, 2025, includes a gain of $16 million on the sale of Park’s ownership interest in the Capital Hilton included in other gain (loss), net.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the consolidated statements of operations.

31
SIGNIA BY HILTON ORLANDO BONNET CREEK
CURRENT SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL CURRENT HOTEL ADJUSTED EBITDA – FULL-YEAR 2024

	Three Months Ended				Full-Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2024	2024	2024	2024	2024
Net income	$29	$67	$57	$73	$226
Depreciation and amortization expense	65	64	63	65	257
Interest income	(5)	(5)	(6)	(5)	(21)
Interest expense	53	54	54	53	214
Interest expense associated with hotels in receivership(1)	14	15	15	16	60
Income tax expense (benefit)	1	(12)	2	(52)	(61)
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	3	2	4	1	10
EBITDA	160	185	189	151	685
Gain on sales of assets, net	—	—	—	(8)	(8)
Gain on derecognition of assets(1)	(14)	(15)	(15)	(16)	(60)
Gain on sale of investments in affiliates(2)	—	—	(19)	—	(19)
Share-based compensation expense	4	5	5	5	19
Impairment and casualty loss	6	7	—	1	14
Other items	6	11	(1)	5	21
Adjusted EBITDA	162	193	159	138	652
Less: Adjusted EBITDA from hotels disposed of	—	(4)	(4)	2	(6)
Less: Adjusted EBITDA from investments in affiliates disposed of	(2)	(3)	(1)	(1)	(7)
Current Adjusted EBITDA	160	186	154	139	639
Less: Adjusted EBITDA from investments in affiliates	(6)	(5)	(2)	(3)	(16)
Add: All other(3)	15	14	12	13	54
Current Hotel Adjusted EBITDA	$169	$195	$164	$149	$677
_____________________________________
(1)For the year ended December 31, 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the consolidated balance sheets. The SF Mortgage Loan was assumed by the buyer of the Hilton San Francisco Hotels, which were sold by the court-appointed receiver on November 21, 2025.
(2)For the year ended December 31, 2024, includes a gain of $19 million on the sale of the Hilton La Jolla Torrey Pines included in equity in earnings from investments in affiliates in the consolidated statements of operations.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the consolidated statements of operations.

32
SIGNIA BY HILTON ORLANDO BONNET CREEK
CURRENT SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL CURRENT FULL-YEAR HOTEL REVENUES – 2025 AND 2024

	Three Months Ended				Full-Year
(unaudited, in millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2025
Total Revenues	$630	$672	$610	$629	$2,541
Less: Other revenue	(22)	(23)	(23)	(24)	(92)
Less: Revenues from hotels disposed of	(21)	(25)	(24)	(12)	(82)
Current Hotel Revenues	$587	$624	$563	$593	$2,367

	Three Months Ended				Full-Year
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2024
Total Revenues	$639	$686	$649	$625	$2,599
Less: Other revenue	(21)	(22)	(21)	(22)	(86)
Less: Revenues from hotels disposed of	(29)	(37)	(39)	(25)	(130)
Current Hotel Revenues	$589	$627	$589	$578	$2,383

33
ROYAL PALM SOUTH BEACH MIAMI, A TRIBUTE PORTFOLIO
CAPITAL
STRUCTURE

34
ROYAL PALM SOUTH BEACH MIAMI, A TRIBUTE PORTFOLIO
CAPITAL STRUCTURE
FIXED AND VARIABLE RATE DEBT

(unaudited, dollars in millions)				As of December 31, 2025

Debt	Collateral	Interest Rate	Maturity Date
Fixed Rate Debt
Mortgage loan	Hilton Denver City Center	4.90%	June 2026(1)	$51
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	121
Mortgage loan	Hilton Hawaiian Village Waikiki Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	153
Mortgage loan	DoubleTree Hotel Ontario Airport	5.37%	May 2027	30
2028 Senior Notes	Unsecured	5.88%	October 2028	725
2029 Senior Notes	Unsecured	4.88%	May 2029	750
2030 Senior Notes	Unsecured	7.00%	February 2030	550
Finance lease obligations		6.88%	2026 to 2030	1
Total Fixed Rate Debt		5.11%(2)		3,656

Variable Rate Debt
Revolver(3)	Unsecured	SOFR + 2.25%	September 2029	—
2024 Term Loan	Unsecured	SOFR + 2.20%	May 2027	200
2025 Delayed Draw Term Loan(3)	Unsecured	SOFR + 2.20%	January 2030	—
Total Variable Rate Debt		5.93%		200

Less: unamortized deferred financing costs and discount				(18)
Total Debt(4)		5.15%(2)		$3,838
_____________________________________
(1)The loan matures in August 2042 but became callable by the lender in August 2022 with six months notice. As of December 31, 2025, Park had not received notice from the lender.
(2)Calculated on a weighted average basis.
(3)As of February 19, 2026, Park has $1 billion of available capacity under the senior unsecured revolving credit facility (“Revolver”) with no outstanding letters of credit and $800 million of its 2025
Delayed Draw Term Loan available.
(4)Excludes $129 million of Park’s share of debt of its unconsolidated joint ventures.

HYATT REGENCY
HYATT REGENCY

PARK
HOTELS & RESORTS

35
HYATT REGENCY BOSTON
DEFINITIONS

36
HYATT REGENCY BOSTON
DEFINITIONS
Comparable
The Company presents certain data for its consolidated hotels on a Comparable basis as supplemental information for investors: Comparable
Hotel Revenues, Comparable RevPAR, Comparable Occupancy, Comparable ADR, Comparable Hotel Adjusted EBITDA and Comparable
Hotel Adjusted EBITDA Margin. The Company presents Comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s Comparable hotel financial data includes results from Park’s consolidated hotels and property acquisitions as though such acquisitions occurred on the earliest period presented. Additionally, Comparable hotel financial data excludes results from property dispositions that have occurred prior to December 31, 2025.
Current
The Company presents certain data for its consolidated hotels on a Current basis as supplemental information for investors: Current Hotel
Revenues, Current RevPAR, Current Occupancy, Current ADR, Current Hotel Adjusted EBITDA and Current Hotel Adjusted EBITDA Margin.
The Company presents Current hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels.
The Company’s Current hotel financial data includes results from Park’s consolidated hotels and property acquisitions as though such acquisitions occurred on the earliest period presented. Additionally, Current hotel financial data excludes results from property dispositions that have occurred through February 19, 2026.
Core/Non-Core
The Company’s Core portfolio includes 20 of Park’s consolidated hotels and 1 of Park’s unconsolidated hotels and consists primarily of hotels and resorts that cater to group and leisure demand. As of December 31, 2025, Park’s Non-Core portfolio included 15 consolidated hotels and
1 unconsolidated hotel. As of February 19, 2026, Park had 12 consolidated hotels and 1 unconsolidated hotel remaining in its Non-Core portfolio. Financial data presented for Park’s Core and Non-Core hotels are based on its consolidated hotels only.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin
Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and also interest income and expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates.
Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude the following items that are not reflective of Park’s ongoing operating performance or incurred in the normal course of business, and thus, excluded from management’s analysis in making day-to-day operating decisions and evaluations of Park’s operating performance against other companies within its industry:
•Gains or losses on sales of assets for both consolidated and unconsolidated investments;
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Impairment losses and casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.

37
HYATT REGENCY BOSTON
DEFINITIONS
(CONTINUED)
Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, which excludes hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The
Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the
Company’s consolidated hotels.
Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”)
GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted
EBITDA margin may not be comparable to similarly titled measures of other companies.
The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA,
Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP. Because of these limitations, EBITDA, Adjusted EBITDA and Hotel Adjusted EBITDA should not be considered as discretionary cash available to the Company to reinvest in the growth of its business or as measures of cash that will be available to the Company to meet its obligations. Further, the Company does not use or present EBITDA, Adjusted EBITDA, Hotel Adjusted
EBITDA and Hotel Adjusted EBITDA margin as measures of liquidity or cash flows.
Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted
Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as
net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis.

38
HYATT REGENCY BOSTON
DEFINITIONS
(CONTINUED)
As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITs.
The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as
Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period.
The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit
FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Net Debt
Net Debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net Debt is calculated as (i) debt excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents.
The Company believes Net Debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net Debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net Debt may not be comparable to a similarly titled measure of other companies.

39
HYATT REGENCY BOSTON
DEFINITIONS
(CONTINUED)
Net Debt to Adjusted EBITDA Ratio
Net Debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net Debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.
Occupancy
Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels.
Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses Occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”)
levels as demand for rooms increases or decreases.
Average Daily Rate
ADR (or rate) represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in Occupancy, as described above.
Revenue per Available Room
Revenue per Available Room (“RevPAR”) represents rooms revenue divided by the total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: Occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods.
Total RevPAR
Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-
third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods.

40
HILTON SANTA BARBARA BEACHFRONT RESORT
ANALYST
COVERAGE

41
HILTON SANTA BARBARA BEACHFRONT RESORT
  ANALYST COVERAGE

Analyst	Company	Phone	Email
Dany Asad	Bank of America Merrill Lynch	(646) 855-5238	dany.asad@bofa.com
Rich Hightower	Barclays	(212) 526-8768	richard.hightower@barclays.com
Ari Klein	BMO Capital Markets	(212) 885-4103	ari.klein@bmo.com
Jay Kornreich	Cantor Fitzgerald & Co.	(602) 214-6027	jay.kornreich@cantor.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Ken Billingsley	Compass Point	(202) 534-1393	kbillingsley@compasspointllc.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Duane Pfennigwerth	Evercore ISI	(212) 497-0817	duane.pfennigwerth@evercoreisi.com
Christopher Darling	Green Street Advisors	(949) 640-8780	cdarling@greenstreet.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Daniel Politzer	JP Morgan	(212) 622-0110	daniel.politzer@jpmorgan.com
Stephen Grambling	Morgan Stanley	(212) 761-1010	stephen.grambling@morganstanley.com
RJ Milligan	Raymond James	(727) 567-2585	rjmilligan@raymondjames.com
Patrick Scholes	Truist	(212) 319-3915	patrick.scholes@truist.com
Robin Farley	UBS Investment Bank	(212) 713-2060	robin.farley@ubs.com
Cooper Clark	Wells Fargo Securities	(212) 214-1146	cooper.clark@wellsfargo.com
Logan Epstein	Wolfe Research	(646) 582-9267	lepstein@wolferesearch.com